                                   EXCELSIOR
                          Private Equity Fund II, Inc.



                                 ANNUAL REPORT


                                October 31, 1999

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

To Our Shareholders:

  We are pleased to report on the progress we have made in positioning Excelsior Private Equity Fund II, Inc. (the "Fund") to achieve its long-term capital appreciation objectives. As you know, we intend to generate capital appreciation for our shareholders through direct investment in venture capital situations and private middle market companies as well as by investing in select private equity funds managed by third parties. To this end, the Fund has completed initial investments in thirteen private companies and thirteen private equity funds. With 72% of the Fund invested or committed to long-term investment, and another 12% currently reserved for follow-on investments, we expect to complete the construction of the Fund's portfolio during the first half of fiscal 2000.

  As we exit the portfolio construction phase, we will put increased emphasis on our portfolio management activities and on the creation and realization of shareholder value. In this regard, we are off to a very good early start, having generated realized gains of $24 million during fiscal 1999, primarily through the sale of two of our portfolio companies, Softcom Microsystems, Inc. and WNP Communications, Inc. Softcom, a developer of network processor chips was sold to Intel in August 1999 in a cash transaction that resulted in the Fund realizing 3.7 times its investment in one year. WNP, a company in the broadband wireless communications field, was acquired by NextLink Communications in a cash and stock transaction which resulted in the fund realizing net proceeds equal to 3.3 times its original investment across an average holding period of one year. With respect to unrealized gains, the fund experienced mark-ups in five direct investments and no markdowns resulting in aggregate unrealized appreciation of $30 million. In addition, on November 19, 1999, shortly after the end of our fiscal year, LifeMinders.com completed an initial public offering which valued the Fund's $11.5 million investment in LifeMinders at over $95 million at the close of its first day of trading.

The Fund's Portfolio as of October 31, 1999:

  The Fund's investment portfolio can be broken into three primary components; direct investment into private companies, fund investments into private equity funds managed by third parties, and temporary investments where cash balances are invested in short-term fixed income securities until they are deployed into private equity investments.

Summary of Private Equity Investments

Direct Investments:
Investments sold.................................... Softcom Microsystems, Inc.
                                                     WNP Communications, Inc.
Investments held.................................... Advantage Schools
                                                     Captura Software, Inc.
                                                     Classroom Connect, Inc.
                                                     Constellar Corporation
                                                     Conway-Stuart Medical, Inc.
                                                     LifeMinders.com
                                                     MarketFirst Software, Inc.
                                                     On the Go Software
                                                     PowerSmart, Inc.
                                                     ReleaseNow.com
                                                     SurVivaLink Corporation

Fund Investments:
Investments in third-party funds............... Advanced Technology Ventures V
                                                Brand Equity Ventures I
                                                Brentwood Associates III
                                                Broadview Capital Partners
                                                Commonwealth Capital Ventures II
                                                Communications Ventures III
                                                Friedman, Fleischer & Lowe
                                                Quad-C Partners V
                                                Mayfield X
                                                Mid-Atlantic Venture Fund III
                                                Morganthaler Venture Partners V
                                                Sevin Rosen Fund VI
                                                Trinity Ventures VI

Direct Investments

  From a pool of more than 2,000 investment opportunities that have been presented to us since the Fund closed in November 1997, we have selected and completed investments in thirteen unique companies whose prospects offer exciting opportunities for growth and capital appreciation.

Direct Investments Sold:

  Softcom Microsystems, Inc., Fremont, CA, designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where basehand LAN traffic moves on to a high-speed broadband Internet backbone. The company believes its products allow network equipment vendors (i.e., Cisco, Nortel, Lucent) to achieve its price/performance gains of more than ten times over current equipment solutions. Softcom was sold in August 1999, to Intel realizing a 3.7 times return on our $4.2 million investment. The consideration for the sale to Intel was in cash with 10% of the proceeds held in escrow for one year. Other investors included Sevin Rosen and Sequoia Capital.

  WNP Communications, Inc., Reston, VA, was the most successful bidder in the recently completed Local Multipoint Distribution Services ("LMDS') auction conducted by the FCC in 1998. WNP purchased broadband spectrum covering 30 of the top 50 markets at very attractive prices. The company was acquired in May 1999, by NextLink, a leading wireless communication services provider, for cash and stock. The Fund realized a 3.3 times return on our $5.9 million investment. WNP was supported by a strong investor base including Madison Dearborn, NEA, Columbia Capital, Providence Equity Capital, Alta Communications, and the Fund.

Direct Investments Held:

  Advantage Schools, Inc., Boston, MA, is a for-profit provider of public school education management services. Advantage manages charter schools in troubled urban school districts in cooperation with local partners. Its schools are publicly funded; receiving per-student capitation rates in line with those currently received by other schools in the district. Founded in 1996, Advantage has two schools in their third year of operation and eight schools that opened in September 1999. Advantage is realizing superior student performance relative to comparable public schools. The company reports that additional eight schools are planned for the 2000 school year. Other investors include Chase Securities, Bessemer Ventures, Fidelity Ventures and Kleiner Perkins.

  Captura Software, Inc., Bothell, WA, is a leading enterprise application services provider developing and marketing expense management software and service solutions for Global 2000 organizations. The company's solution is focused on significantly increasing the efficiency and reducing the cost of processing employee expense reports by providing a web-based software application that automates much of the process. Captura's current customers include General Motors, Ford, Compaq and Aetna. Investors include Oak Investment Partners and Sprout.

  Classroom Connect, Inc., Los Angeles, CA, is a leading provider of educational Internet products. Specifically, the company offers a variety of products and services to teachers and school districts wishing to incorporate the Internet into the classroom. Boasting a selection of over 108 proprietary product and service offerings, Classroom Connect sells instruction guides, teaching plans, seminars, and unique Internet content via electronic commerce and direct mail. The company has grown its customer base substantially and has seen the traffic on its web site grow to over 4.6 million hits per month. Brentwood Associates is a co-investor in Classroom Connect.

  Constellar Corporation, Redwood Shores, CA, is a leading provider of enterprise application integration software and services. Currently serving large organizations in North America, Europe and Australia, Constellar provides products and services that work to untangle increasingly complex information technology environments-managing data, making it accessible, and moving it across myriad applications. Constellar's blue-chip customer list includes Sprint, British Telecom, Deutsche Bank, NatWest, Princeton University, London Stock Exchange, and General Electric. Co-investors include Brentwood Associates and Technology Crossover Ventures.

  Conway-Stuart Medical, Inc., Sunnyvale, CA, develops and markets medical devices for the treatment of gastrointestinal tract diseases. The company's primary technology employs the delivery of radio frequency through a catheter. Conway-Stuart is currently targeting two treatment markets: gastroesophageal reflux disease ("GERD") and fecal incontinence. The company's products are currently undergoing the FDA 510(k) approval process before product marketing may begin. The completion of the 510(k) process is expected by the end of 1999. Co-investors include US Venture Partners and Onset Enterprises.

  LifeMinders.com, Herndon, VA, is a leading online direct marketing company that provides personalized information, or content, and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable our members to better organize and manage their busy lives. As of September 30, 1999, the company had approximately 4 million members and 62 advertising partners. LifeMinders.com has experienced tremendous membership growth since our investment in January 1999, when the company had roughly 50,000 members. Subsequent to the Fund's year-end, LifeMinders.com held their initial public offering in November. Co-investors include Alex Brown, FBR Technology Venture Partners, and Novak Biddle Ventures.

  MarketFirst Software, Inc., Mountain View CA, is a leading developer and marketer of hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns by utilizing the Internet. The company's customers have realized increased customer revenue, improved customer relationships and reduced cost by automating key marketing functions with the MarketFirst solution. In less than a year of selling their solution, MarketFirst has been able to acquire over 30 new customers. Co-investors include Sprout, Enterprise Partners and SAP Ventures.

  On the Go Software, Inc., Sunnyvale, CA, is an Internet application software company. The company is a leading developer and marketer of travel and entertainment expense management software and services to small and middle-market firms. The Company's solution is focused on increasing the efficiency and lowering the cost to processing employee travel and entertainment expenses. Co-investors include Alpine Technology Ventures and Edgewater Funds.

  PowerSmart, Inc., Shelton, CT, is a leading provider of "smart" battery management products. The company's product offerings are designed to maximize battery run-times and safety in applications such as laptop computers, cellular telephones, and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that are intended to offer superior performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell and is led by a team of technical and management professionals who had been employed by Duracell prior to their self-initiated spin-off.

  ReleaseNow.com, Menlo Park, CA, is the "e-commerce department" for vendors and resellers of software and other digital goods. As an outsourced service provider, the company will build and manage e-commerce solutions that enable customers to market, sell and deliver software online. Release provides software publishers, software resellers, and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. Release is a leading provider of ESD services and has successfully established relationships with a number of high-volume software publishers Electronic Arts and Verity and software retailers Chumbo.com and Compaq. Other investors include Sevin Rosen and Draper Fisher Jurvetson.

  SurVivaLink Corp., Minnetonka, MN, designs, develops and markets a line of FDA-cleared automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver life-saving electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, light-weight and easy to use, making them highly suitable for law enforcement personnel, firefighters and paramedics. Corporations, such as Quantas Airlines, State of Rhode Island, Los Angeles County Fire Dept., Ford Motor Company, General Electric and Harrah's Entertainment, Inc. (casino chain) have started to purchase AEDs in volume as they seek to protect the lives of their customers, employees and citizens. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 250 lives. Co-investors include Fidelity Ventures, CIBC Wood Gundy Ventures, and The Spray Venture Fund.

Fund Investments

  The Fund's investment strategy includes an allocation of up to 30% of its assets for investment in private equity funds managed by third parties. In making our fund investments, we have three objectives in mind; (1) to generate high rates of return, (2) to provide additional diversification to the Fund, and (3) to generate co-investment opportunities to enhance our direct investment program.

  During 1999, the Fund made commitments to five private equity funds ("Private Funds") totaling $29 million. In total, the Fund has committed $58 million or 30% of the Fund's capital to 13 Private Funds. Thus far, the Private Funds have drawn $21.2 million of the aggregate commitment.

Approximately, 67% of the capital committed to Private Funds is targeting venture capital investment strategies seeking to invest in start-up, high growth potential businesses. The remaining 33% of the Fund's capital are committed to Private Funds focused on buyouts of mature companies. It should be noted that the Private Fund portfolio is very young with an average age of less than two years. Consequently, we do not expect to realize significant value creation from the fund portfolio for a few years. The primary focus of the individual funds today is on investing the committed capital. Each Private Fund is managed by experienced investors who are capable of serving each of the Fund's objectives. Below is a summary of each of the Private Funds in the portfolio.

Investments in Third Party Funds:

  Advanced Technology Ventures V, LP ("ATV") is a $175 million private equity fund committed to investing in seed to later-stage information technology and health care companies. The fund has invested $43 million in 22 companies since ATV's final closing in July 1998. Among these companies is Optobionics Corp., an early stage company developing an artificial silicon retina for the treatment of patients blinded by age-related macular degeneration, retinitis pigmentosa, and other outer retinal degenerative diseases. ATV has been an active investor in e-commence, including Noosh, an early stage company engaged in the development of a web-based marketplace for commercial printing.

  Brand Equity Ventures I, LP ("BEV") is a $95 million fund focused on seed to later-stage venture financings in consumer and retail companies in the U.S. The fund is now in the third year of its term and has invested $51 million in 13 companies. Two portfolio companies have gone public, Cyberian Outpost (Nas-daq "COOL"), an internet retailer of computer hardware and software and Alloy Online (Nas-daq "ALOY") an internet community site for Generation Xers.

  Brentwood Associates III, LP ("BA") is a $500 million fund focused on middle market buyouts. BA has drawn $0.7 million of our $5 million commitment since the fund held its first close in May 1999. BA has made on investment, Racquetball & Fitness Clubs, Inc., a growth build-up strategy in the fitness club industry.

  Broadview Capital I LP ("BC") is a $200 million fund focused on recapitalizations in the technology sector. BC is sponsored by Broadview International LLC, a leading technology M&A investment bank. Since the fund's closing in April 1999, BC has drawn $0.1 million of our $5 million commitment. BC has not made any investments to-date.

  Commonwealth Ventures II, LP (CVII) is a $80 million fund targeting early to later-stage companies in the New England region. CVII has drawn $2 million of our $5 million commitment and invested $33 million in 17 companies. Among the portfolio companies are SmarterKids.com (Nas-daq: SKDS), an online retailer of testing and educational products for children and Altiga, a provider of broadband virtual private network products for the enterprise market. Subsequent to the Fund's year-end, SmarterKids.com held a public offering.

  Communications Ventures 111, LP ("CV') is a $125 million fund that invests solely in the communications sector, targeting early stage companies. So far, CV has drawn $2.9 million of our $5 million commitment since concluding fundraising in October 1998. The fund consists of 12 companies with $43 million in invested capital. Among these investments are Universal Access, a multi-vendor, wholesale provider of local and long haul, leased line, high capacity bandwidth and Arbinet, a real-time virtual trading floor and clearinghouse for telecom minutes and bandwidth.

  Friedman, Fleischer & Lowe, LP ("FF&L") is a $319 million fund focused on middle market buyouts. Since the fund's first closing in January 1999, they have drawn $0.6 million of our $5 million commitment and made one investment. FF&L acquired a majority interest in Advanced Career Technologies, a provider of information technology training services in the Northeast.

  Mayfield X, LP ("Mayfield") is a $400 million fund focused on early stage information technology and healthcare investments, primarily located in Silicon Valley, CA. The Fund has committed $5 million of which $1.5 million has been drawn since Mayfield closed in June 1999. Founded in 1969, Mayfield is a well-established and highly regarded venture firm. Over the past thirty years, they have raised over $1 billion in nine venture funds and invested in 340 high-growth companies. Among their investments are 3COM, Compaq, Immunex, Silicon Graphics, Citrix Systems, and Legato.

  Mid-Atlantic Venture Fund III, LP ("Mid-Atlantic") invests in early and expansion stage technology companies in the Mid-Atlantic region. Since the fund's closing in April 1998, they have drawn $3 million of our $5 million commitment. To date, the $57 million fund has invested $23 million in 18 companies. Among the portfolio companies are NexTone Communications, a developer of an Internet-based system that allows communication service providers to offer voice-data integration services to small- and medium-size businesses and remote offices of larger organizations and Net2000, a competitive local exchange carrier serving major East Coast metropolitan markets.

  Morgenthaler Venture Partners V, LP ("Morgenthaler") invests in companies of all stages in the health care and technology sectors. Morgenthaler closed its $250 million fund in July 1998 and has drawn $2.8 million of our $8 million commitment. The portfolio consist of 19 companies, among them are BlueGill Technologies, a provider of online bill presentment and payment solutions and Coalescent Surgical, an early stage company developing technology to automate the surgical closure process.

  Quad-C Partners V, LP ("Quad-C") is a $303 million fund focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. The fund has drawn $2.1 million of our $5 million commitment since its closing in April 1998. Quad-C has invested $112 million in 6 portfolio investments. Included in the portfolio are Universal Fiber Systems, a carpet and textile manufacturer and Service Investors a company in the insulation distribution market.

  Sevin Rosen VI, LP ("Sevin Rosen") is a $165 million private equity fund that invests in early-stage technology companies. The fund has drawn down $1.3 million of our $2.5 million commitment. Included in the current portfolio of 31 companies are Airspan, a provider of wireless communication local loop systems. Monterey Design Networks is developing the next generation of cross connect systems. These systems support the expoential growth of bandwidth demand generated by the Internet, data networks and emerging broadband services. Monterrey was sold to Cisco Systems for $500 million. Sevin Rosen's $2.3 million investment is now worth $63.0 million in Cisco stock.

  Trinity Ventures VI, LP ("Trinity") closed on $140 million in September, 1998 and will invest in early to late-stage companies in the software, communications, and electronic commerce sectors. Trinity has drawn $1.7 million of our $3 million commitment. To-date $38 million has been invested in 13 companies, including 800.com, an online retailer of consumer electronics and SciQuest, a "virtual" or stockless distributor consolidating the fragmented scientific products industry through public and private web-based procurement systems.

  In summary, we are closing 1999 with a very good feeling about the Fund's results to date and its prospects for the future. Going in to fiscal 2000, we are working on a number of very exciting opportunities and expect to close on several of new investments in the next few months. With the portfolio construction process nearly complete, we are looking forward to several of our companies potentially completing IPOs in the first half of calendar 2000 and expect LifeMinders.com to continue to perform well as a public company. As long as the financial markets remain healthy, we believe the Fund is well positioned to experience significant appreciation in value during the coming years.


Respectfully submitted,



/s/ David Fann                            /s/ Douglas Lindgren


David Fann                                Douglas Lindgren
President and Chief Executive Officer     Chief Investment Officer

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 1999

   Principal                                              Coupon      Value
 Amount/Shares                                          Rate/Yield   (Note 1)
 -------------                                          ---------- ------------
 COMMERCIAL PAPER -- 28.87%
  $ 8,000,000  American Express Co., 11/01/99........      5.28%   $  8,000,000
    8,000,000  Associates Corp., 11/18/99............      5.30       8,000,000
    8,000,000  Bear Stearns Corp., 1/19/00...........      6.00       7,894,666
    7,000,000  Chevron Transport Corp., 11/08/99.....      5.27       7,000,000
    8,000,000  Ford Motor Credit Corp., 2/16/00......      5.92       8,000,000
    8,000,000  General Electric Capital Corp.,
               2/23/00...............................      5.98       8,000,000
    8,000,000  General Motors Acceptance Corp.,
               1/28/00...............................      5.99       8,000,000
    8,000,000  HFC, 1/14/00..........................      5.98       8,000,000
    8,000,000  Morgan Stanley Dean Witter, 2/02/00...      6.02       7,875,587
                                                                   ------------
               TOTAL COMMERCIAL PAPER
               (Cost $70,770,253)....................                70,770,253
                                                                   ------------
 CORPORATE BONDS -- 0.41%
    1,000,000  CIT Group Holdings, Inc., 12/09/99
               (Cost $1,000,526).....................      5.88       1,000,526
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.91%
   44,000,000  Federal Home Loan Bank, 11/17/99
               (Cost $43,900,267)....................      5.10**    43,900,267
                                                                   ------------
 PRIVATE INVESTMENT FUNDS #, @ -- 9.83%
            4  Advanced Technology Ventures V, LP....                   855,421
            9  Brand Equity Ventures I, LP...........                 1,932,637
            2  Brentwood Associates Buyout Fund II,
               LP....................................                   695,576
            2  Broadview Capital Partners, LP........                    18,630
            5  Commonwealth Capital Ventures II, LP..                 2,387,067
            7  Communications Ventures III, LP.......                 3,325,561
            4  Friedman, Fleischer & Lowe LLC, LP....                   606,269
            6  Mayfield+, LP.........................                 1,535,934
            4  MidAtlantic Venture Fund III, LP......                 3,919,046
            6  Morgenthaler Venture Partners V, LP...                 2,579,459
            8  Quad-C Partners V, LP.................                 2,012,794
            8  Sevin Rosen Fund VI, LP...............                 1,962,786
            9  Trinity Ventures VI, LP...............                 2,272,711
                                                                   ------------
               TOTAL PRIVATE INVESTMENT FUNDS (Cost
               $20,833,772)..........................                24,103,891
                                                                   ------------
 PRIVATE COMPANIES #, @ -- 41.64%
  Common and Preferred Stocks -- 41.46%
   Computer Software -- 2.86%
    1,151,315  +Constellar Corp., Series C...........                 6,999,995
                                                                   ------------
   Educational Services -- 7.58%
        7,548  +Advantage Schools, Inc., Series C....                 7,929,551
       79,531  +Advantage Schools, Inc., Series D....                   835,513
       38,502  +Classroom Holdings, Inc.,
               Cumulative............................                 3,850,200
      361,822  +Classroom Holdings, Inc., Series A ..                 4,121,153
      162,297  +Classroom Holdings, Inc., Series B ..                 1,848,562
                                                                   ------------
                                                                     18,584,979
                                                                   ------------
   Internet Services -- Business -- 8.63%
      695,652  +Captura Software, Inc., Series D.....                 4,000,000
    4,694,407  +Marketfirst Software, Inc., Series
               D.....................................                 5,000,000
    7,113,967  +On the Go Software, Inc. Series B....                 5,000,002

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 1999--(continued)

                                                                     Value
  Shares                                                            (Note 1)
  ------                                                          ------------
 PRIVATE COMPANIES #, @ -- (Continued)
  Common and Preferred Stocks -- (Continued)
   Internet Services -- Business -- (Continued)
 1,676,229 +ReleaseNow.com, Series D ..................           $  6,704,916
   115,000 +ReleaseNow.com, Series E ..................                460,000
                                                                  ------------
                                                                    21,164,918
                                                                  ------------
   Internet Services --Consumer -- 11.25%
 1,965,280 +Life Minders.com Corp., Series C...........             15,892,826
   637,606 +Life Minders.com Corp., Series D...........              5,156,192
   556,462 +Life Minders.com Corp., Series E...........              4,499,997
   250,000 +Life Minders.com Corp., (Common)...........              2,021,700
                                                                  ------------
                                                                    27,570,715
                                                                  ------------
   Medical Devices -- 5.39%
 4,000,000 +Conway-Stuart Medical, Inc., Series B......              6,000,000
   538,059 +SurVivaLink Corp., Series B................              7,209,991
                                                                  ------------
                                                                    13,209,991
                                                                  ------------
   Semiconductors -- 5.75%
 7,960,371 +PowerSmart, Inc., Series A.................              7,960,371
   530,786 +PowerSmart, Inc., Series B.................              1,000,000
 4,850,000 +PowerSmart, Inc., Common...................              5,128,390
                                                                  ------------
                                                                    14,088,761
                                                                  ------------
  Warrants -- 0.18%
   Educational Services -- 0.18%
    42,773 +Advantage Schools, Inc., Series D..........                449,352
                                                                  ------------
   Software Distribution Services -- 0.00%
   173,913 +Captura Software, Inc., Series D...........                    --
                                                                  ------------
           TOTAL PRIVATE COMPANIES (Cost $72,883,325)..            102,068,711
                                                                  ------------
 INVESTMENT COMPANIES  -- 5.25%
 8,107,075 Dreyfus Treasury Cash Management Fund.......              8,107,075
 4,757,576 Fidelity Cash Portfolio, U.S. Treasury II...              4,757,576
                                                                  ------------
           TOTAL INVESTMENT COMPANIES
           (Cost $12,864,651)..........................             12,864,651
                                                                  ------------
 TOTAL INVESTMENTS (Cost $222,252,794*).................  103.91%  254,708,299
 OTHER ASSETS & LIABILITIES (NET).......................   (3.91)   (9,601,385)
                                                          ------  ------------
 NET ASSETS.............................................  100.00% $245,106,914
                                                          ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
** Discount Rate
+ At October 31, 1999, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at October 31, 1999 was $102,068,711.
# Restricted as to public resale. Aquired between November 1, 1997 and October
  31, 1999. Total cost of restricted securities at October 31, 1999 aggregated $93,717,097. Total market value of restricted securities owned at October 31, 1999 was $126,172,602 or 51.48% of net assets.
@ Non-Income Producing Security

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Assets and Liabilities
October 31, 1999

  ASSETS:
   Investments, at value (Cost $222,252,794) (Note 1)............  $254,708,299
   Receivable for investments sold (Note 3)......................     1,705,909
   Interest receivable...........................................       241,822
   Prepaid insurance.............................................        28,269
   Cash..........................................................           136
                                                                   ------------
   Total Assets..................................................   256,684,435
  LIABILITIES:
   Deferred incentive fee payable (Note 2).......................     5,837,077
   Management fees payable (Note 2)..............................     5,599,309
   Directors' fees payable (Note 2)..............................        43,500
   Administration fees payable (Note 2)..........................        14,499
   Accrued expenses and other payables...........................        83,136
                                                                   ------------
   Total Liabilities.............................................    11,577,521
                                                                   ------------
  NET ASSETS.....................................................  $245,106,914
                                                                   ============
  NET ASSETS consist of:
   Undistributed net investment income ..........................  $  5,259,727
   Accumulated net realized gain on investments..................    22,825,393
   Net unrealized appreciation of investments....................    32,455,505
   Allowance for management incentive fee........................   (10,751,557)
   Par value.....................................................         1,957
   Paid-in capital in excess of par value........................   195,315,889
                                                                   ------------
  Total Net Assets...............................................  $245,106,914
                                                                   ============
  Shares of Common Stock Outstanding ($0.01 par value, 200,000
  authorized)....................................................       195,730
  NET ASSET VALUE PER SHARE......................................  $   1,252.27
                                                                   ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Operations
For the Year Ended October 31, 1999

  INVESTMENT INCOME:
   Interest income................................................  $ 6,991,973
                                                                    -----------
  EXPENSES:
   Managing investment advisory fees (Note 2).....................    2,364,920
   Legal fees.....................................................      175,000
   Administration fees (Note 2)...................................       58,000
   Directors' fees and expenses (Note 2)..........................       43,500
   Audit fees.....................................................       26,000
   Printing fees..................................................        6,500
   Miscellaneous expenses.........................................      149,757
                                                                    -----------
   Total Expenses.................................................    2,823,677
                                                                    -----------
  NET INVESTMENT INCOME...........................................    4,168,296
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN: (Note 1)
   Net realized gain on investments...............................   24,838,281
   Net change in unrealized appreciation of investments...........   32,260,091
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN................................   57,098,372
                                                                    -----------
  Net change in allowance for management incentive fee............  (10,751,557)
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $50,515,111
                                                                    ===========

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Changes in Net Assets

                                                     Year Ended October 31,
                                                        1999          1998
                                                    ------------  ------------
  OPERATIONS:
   Net investment income..........................  $  4,168,296  $  8,077,985
   Net realized gain (loss) on investments........    24,838,281          (592)
   Net change in unrealized appreciation of
   investments....................................    32,260,091        93,073
   Net change in allowance for management
   incentive fee..................................   (10,751,557)      --
                                                    ------------  ------------
   Net increase in net assets resulting from
   operations.....................................    50,515,111     8,170,466
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................    (7,669,460)   (1,763,590)
  CAPITAL SHARE TRANSACTIONS:
   Subscriptions (0 and 40,218 shares,
   respectively)..................................       --         39,804,846
                                                    ------------  ------------
  Net increase in net assets......................    42,845,651    46,211,722
  NET ASSETS:
   Beginning of period............................   202,261,263   156,049,541
                                                    ------------  ------------
   End of period (including undistributed net
   investment income of $5,259,727 and $6,748,595,
   respectively)..................................  $245,106,914  $202,261,263
                                                    ============  ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Cash Flows
For the Year Ended October 31, 1999

  CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments........................... $ 33,609,816
   Purchases of Investments.....................................  (54,190,497)
   Net Decrease in Short-Term Investments.......................   23,210,576
   Investment Income............................................    7,610,895
   Operating Expenses Paid......................................   (2,591,795)
                                                                 ------------
   Net Cash Provided for Investing and Operating Activities.....    7,648,995
                                                                 ------------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid...........................................   (7,669,460)
                                                                 ------------
   Net Cash Used by Financing Activities........................   (7,669,460)
                                                                 ------------
   Net Decrease in Cash.........................................      (20,465)
  Cash at Beginning of Year.....................................       20,601
                                                                 ------------
  Cash at End of Year........................................... $        136
                                                                 ============
  Reconciliation of Net Investment Income to Net Cash Provided
  for Investing and Operating Activities:
   Net Investment Income........................................ $  4,168,295
   Proceeds from Sales of Investments...........................   33,609,816
   Purchases of Investments.....................................  (54,190,497)
   Net Decrease in Short-Term Investments.......................   23,210,576
   Net Decrease in Receivables Related to Operations............      602,045
   Net Decrease in Payables Related to Operations...............   (1,602,328)
   Accretion/Amortization of Discounts and Premiums.............    1,851,088
                                                                 ------------
   Net Cash Provided for Investing and Operating Activities..... $  7,648,995
                                                                 ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a fund share outstanding throughout each period

                                                                   October 8,
                                        Year Ended October 31,      1997* to
                                        ------------------------   October 31,
                                           1999         1998          1997
                                        -----------  -----------   -----------
  NET ASSET VALUE, BEGINNING OF
  PERIOD..............................  $  1,033.37  $  1,003.46    $1,000.00
                                        -----------  -----------    ---------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income..............        21.29        41.84         2.79
   Net Realized and Unrealized Gain
   (Loss) on Investments..............       291.72        (1.78)#       0.67
   Net Change in Allowance for
   Management Incentive fee...........       (54.93)     --            --
                                        -----------  -----------    ---------
   Total From Investment Operations...       258.08        40.06         3.46
                                        -----------  -----------    ---------
  DISTRIBUTIONS
   Net Investment Income..............       (39.18)      (10.15)      --
                                        -----------  -----------    ---------
  NET ASSET VALUE, END OF PERIOD......  $  1,252.27  $  1,033.37    $1,003.46
                                        ===========  ===========    =========
  TOTAL NET ASSET VALUE RETURN+.......        25.94%        4.04%        0.35%
                                        ===========  ===========    =========
  RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period
   (Thousands)........................  $   245,107  $   202,261    $ 156,050
   Ratio of Net Operating Expenses to
   Average Net Assets.................         1.26%        0.87%        0.72%**
   Ratio of Gross Operating Expenses
   to Average Net Assets++............         1.26%        0.87%        1.04%**
   Ratio of Net Investment Income to
   Average Net Assets.................         1.86%        4.05%        4.23%**
   Portfolio Turnover Rate............           40%           0%           0%

* Commencement of operations
** Annualized
+ Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.
# The amount shown for the year ended October 31, 1998 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and purchases of the Fund Shares in relation to fluctuating market value of the investments in the Fund.

                       See Notes to Financial Statements

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Private Equity Fund II, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on March 20, 1997 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

  The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  (a) Portfolio valuation:

    The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Direct equity investments that are the same class as a class of stock that is registered and publicly traded, but are subject to regulatory holding periods or other restrictions, are valued based upon the last sales price of the unrestricted stock on the securities exchange on which such securities are primarily traded, less a liquidity discount determined by the Investment Adviser. Direct equity investments for which market quotations are not readily available are carried at fair value as determined in good faith by the Investment Adviser after considering certain pertinent factors, including the cost of the investment, developments since the acquisition of the investment, comparisons to similar publicly traded investments, subsequent purchases of the same investment by other investors, the current financial position and operating results of the issuer and such other factors as may be deemed relevant. Investments in limited partnerships are carried at fair value as determined by the Investment Adviser. In establishing the fair value of investments in other partnerships, the Investment Adviser takes into consideration information received from those partnerships, including their financial statements and the fair value established by the general partner of the investee partnership.

    At October 31, 1999, market quotations were not readily available for securities valued at $126,172,602. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (c) Repurchase agreements:

    The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (d) Federal income taxes:

    It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

    Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. During the current year, permanent differences, primarily due to net operating losses and tax classification of distributions, resulted in an increase in undistributed net investment income, a decrease in accumulated net realized gain on investments and a corresponding decrease in additional paid in capital. The reclassification had no effect on net assets.

    At October 31, 1999, the tax basis of the Fund's investments for Federal income tax purposes amounted to $222,252,794. The net unrealized appreciation amounted to $32,455,505, which is comprised of gross unrealized appreciation of $32,896,229 and aggregate gross unrealized depreciation of $440,724.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

  Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

  In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 20% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation) on investments other than Private Funds, less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous years U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

  Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Portfolio, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

  U.S. Trust has voluntarily agreed to waive or reimburse operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.25% of the Fund's net assets.

  Each Director of the Fund receives an annual fee of $15,000, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

  Purchases and sales of securities, excluding short-term investments, for the Fund aggregated $54,183,529 and $35,315,725, respectively.

  At October 31, 1999, the Fund had outstanding commitments totaling
$36,754,503.

  During August of 1999, the Fund sold its investment in Softcom Microsystems, Inc. resulting in total proceeds of $15,420,465. The proceeds, which include $1,705,909 held in escrow for potential purchase price adjustments, resulted in a gain of $11,241,816.

4. Transactions with Affiliated Companies

  An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. The Fund did not receive dividend or interest income from affiliated companies during the period. Transactions with companies which are or were affiliates are as follows:

               Summary of Transactions with Affiliated Companies

                                              Sales     Realized      Value
Affiliate                       Purchases   Proceeds      Gains      (Note 1)
---------                      ----------- ----------- ----------- ------------
Constellar Corp. ............. $       --  $       --  $       --  $  6,999,995
Advantage Schools, Inc. ......     835,513         --          --     9,214,416
Classroom Holdings, Inc. .....   2,999,963         --          --     9,819,915
Captura Software, Inc.........   4,000,000         --          --     4,000,000
Marketfirst Software, Inc. ...   5,000,000         --                 5,000,000
On the Go Software, Inc. .....   5,000,002         --          --     5,000,002
ReleaseNow.com................     460,000         --          --     7,164,916
Life Minders.com Corp. .......  11,499,997         --          --    27,570,715
Conway-Stuart Medical Inc. ...   6,000,000         --          --     6,000,000
Softcom Microsystems Inc......         --   15,420,465  11,241,816          --
SurVivaLink Corp..............     209,991         --          --     7,209,991
PowerSmart, Inc...............   1,000,000         --          --    14,088,761
                               ----------- ----------- ----------- ------------
                               $37,005,466 $15,420,465 $11,241,816 $102,068,711
                               =========== =========== =========== ============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Excelsior Private Equity Fund II, Inc.

  We have audited the accompanying statement of assets and liabilities of Excelsior Private Equity Fund II, Inc., including the portfolio of investments, as of October 31, 1999, the related statement of operations and statement of cash flows for the year then ended, and the statement of changes in net assets and financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Private Equity Fund II, Inc. at October 31, 1999, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods.


                             /s/ Ernst & Young LLP


New York, New York
December 14, 1999

                  Federal Income Tax Information (Unaudited)

  The percentage of income earned from direct treasury obligations was 24.37% for the Fund.

                          Year 2000 Risk (Unaudited)

  The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. This is commonly known as the "Year 2000 Problem." The investment adviser and the Fund other service providers advise that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Fund at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem. In addition, the Fund and its shareholders may experience losses as a result of computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.

  Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the Year 2000 Problem may add to the possibility of losses to the Fund and its shareholders.